Exhibit 10.2

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made as of _______________, 2020 (the “Effective Date”), by and between Pareteum Corporation, a Delaware corporation (the “Company”), and __________________ (the “Investor”).

WHEREAS, the Investor holds the number of shares of 8% Series C Redeemable Preferred Stock set forth in Schedule A attached hereto (the “Existing Securities”), including 0.74 shares of such class purchased on or about the date hereof;

WHEREAS, the Company and the Investor agree that certain of the Existing Securities would have otherwise been entitled to a 12.5% redemption premium, whereas certain other Existing Securities are not entitled to such premium, in each case, as indicated in Schedule A attached hereto; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and in reliance on Section 3(a)(9) of the Securities Act, the Company desires to exchange with the Investor, and the Investor desires to exchange with the Company, the Existing Securities for shares of the Company’s common stock, par value $0.00001 per share (“Common Stock” or the “Exchange Securities”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                   Definitions. Capitalized terms not otherwise defined herein shall have the following meanings:

(a)	“Commission” means the U.S. Securities and Exchange Commission.

(b)	“Conversion Price” means $0.70, as adjusted ratably for any combinations or divisions (including any reverse split) of the Common Stock effected after date hereof and prior to the Exchange (as defined below).

(c)	“Freely Tradeable” means that (A) the Exchange Securities would be eligible to be offered, sold or otherwise transferred by the Investor pursuant to Rule 144, without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” laws; or (B) the resale of the Exchange Securities shall have been registered under the Securities Act pursuant to a registration statement on Form S-1 or Form S-3 (or any successor form thereto) that has been declared effective by the Commission and with respect to which no stop order preventing or suspending the effectiveness of such registration statement or suspending or preventing the use of the prospectus contained therein has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, threatened by the Commission.

(d)	“NASDAQ Approval Date” means the date that the review by the NASDAQ Stock Exchange of the Company’s Listing of Additional Shares Notification is complete.

(e)	“Stockholder Approval Date” means the date that the holders of a majority of the Company’s then-outstanding shares of Common Stock vote or consent in writing to the issuance of the Exchange Securities.

(f)	“Trading Day” means a day on which trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, then “Trading Day” means a business day.

2.                   Exchange.

(a)                 On the Closing Date (as defined below), upon the tender of the Investor’s Existing Securities, the Company shall cause the number of Exchange Securities determined in accordance with Section 2(c) hereunder to be issued to the Investor. Subject to the satisfaction or waiver of the conditions set forth in Section 3, the exchange of the Existing Securities for the Exchange Securities (the “Closing”) shall take place by electronic exchange of executed documents.

(b)                 The Investor may cause a Closing to take place, subject to the satisfaction or waiver of the conditions set forth in Section 3, at any time before December 24, 2021, at its sole election, so long as it has given at least two business days’ written notice to the Company (the date of such Closing, an “Investor Option Closing Date”).

(c)                 If by December 22, 2021, the Investor has not provided notice of an Investor Option Closing Date, then the Company, at its sole election, by giving written notice to the Investor, may cause a Closing to take place, subject to the satisfaction or waiver of the conditions set forth in Section 3, on or about December 24, 2021 (the date of such Closing, a “Company Option Closing Date”; each of the Investor Option Closing Date and the Company Option Closing Date may be referred to herein as a “Closing Date”).

(d)                 At the Closing, the following transactions shall occur (such transaction an “Exchange”):

(i)                  On the Closing Date, in exchange for the Existing Securities, the Company shall deliver Exchange Securities to the Investor or its designee in accordance with the Investor’s delivery instructions set forth on the Investor signature page hereto. The number of Exchange Securities to be issued in the Exchange shall be determined in accordance with the following formula:

No. of Shares of Common Stock to be Issued	=	W + X + Y
Z

Where:

“W” is the Stated Value of the Existing Securities subject to the Exchange;

“X” is the value of any accrued dividends on the Existing Securities, which, in accordance with the Certificate of Designations for the Existing Securities, accrue on a daily basis in arrears at the rate of 8% per annum on the Stated Value (as defined in such Certificate of Designations) of the Existing Securities;

“Y” is the amount of the “Redemption Premium,” if any, on such shares of Existing Securities reflected on Schedule A subject to the Exchange; and

“Z” is the Conversion Price.

Upon receipt of the Exchange Securities in accordance with this Section 2(c), all of the Investor’s rights under the exchanged Existing Securities shall be extinguished.

(ii)                On the Closing Date, the Investor shall be deemed for all corporate purposes to have become the holder of record of the Exchange Securities, and the Existing Securities shall be deemed for all corporate purposes to have been cancelled, irrespective of the date such Exchange Securities are delivered to the Investor in accordance herewith. Until the Existing Securities have been delivered to the Company, the Investor shall bear the risk that they are acquired by a bona fide purchaser with no notice of the Investor’s and the Company’s claims.

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(iii)              The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchanges, including, at the request of the Company or its transfer agent, executed stock powers in customary form.

3.                   Closing Conditions.

(a)                 Conditions to Investor’s Obligations. The obligation of the Investor to consummate the Exchange is subject to the fulfillment, to the Investor’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(i)                  NASDAQ Approval. The NASDAQ Approval Date shall have occurred.

(ii)                Freely Tradeable Shares. The Exchange Securities shall upon issuance be Freely Tradeable.

(iii)              Stockholder Approval. If the Company has determined that stockholder approval is required under the rules of the NASDAQ Stock Market, then the Stockholder Approval Date shall have occurred.

(iv)               Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Effective Date and Closing Date as if made on and as of such date.

(v)                 No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(vi)               Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(vii)             Consents. The Company shall have obtained all required consents, as set forth on Schedule 3(e)).

(viii)           Price Requirement. The average Daily VWAP per share of Common Stock shall have been at least $0.60 for five (5) consecutive Trading Days, if the Closing Date will occur on or after December 31, 2020.

(b)                 Conditions to the Company’s Obligations. The obligation of the Company to consummate the Exchange is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(i)                  NASDAQ Approval. The NASDAQ Approval Date shall have occurred.

(ii)                Stockholder Approval. If the Company has determined that stockholder approval is required under the rules of the NASDAQ Stock Market, then the Stockholder Approval Date shall have occurred.

(iii)              Representations and Warranties. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Effective Date and Closing Date as if made on and as of such date.

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(iv)               No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(v)           Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

(vi)         Consents. The Company shall have obtained all required consents, as set forth on Schedule 3(e).

(vii)       Board Approval. The issuance of the Exchange Securities shall have been approved by the Board of Directors of the Company.

4.                   Delay of Mandatory Redemption Date. The Investor and the Company agree to delay the date on which the Company must redeem the Existing Securities until 11:59 p.m. Eastern Time on December 24, 2021, and therefore, the Investor is hereby irrevocably waiving and surrendering its right to cause the Company to redeem in cash any Existing Securities it holds until that date and time.

5.                   Representations and Warranties of the Company. The Company hereby represents and warrants to Investor that:

(a)                 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b)                 Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder, and the authorization (or reservation for issuance of) the Exchange Securities, the Exchanges, and the issuance of the Exchange Securities have been taken on or prior to the date hereof.

(c)                 Valid Issuance of the Securities. The Common Stock when issued and delivered in accordance with the terms of this Agreement will be duly and validly issued, fully paid and non-assessable.

(d)                 Offering. Subject to the truth and accuracy of the Investor’s representations set forth in Section 6 of this Agreement, the offer and issuance of the Exchange Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

(e)                 Consents; Waivers. Other than as set forth on Schedule 3.(e), no consent, waiver, approval or authority of any nature, or other formal action, by any Person, not already obtained, is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein.

(f)                  Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s-length Investor with respect to this Agreement and the other documents entered into in connection herewith (collectively, the “Transaction Documents”). The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s acceptance of the Exchange Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

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(g)                 Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which the Company is a party have been duly and validly authorized, executed and delivered on behalf of the Company and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Company of this Agreement and each Transaction Document to which the Company is a party and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which it is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Company, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

(h)                 Bring-Down of Representations and Warranties. Except as set forth in the disclosure schedules hereto, all legal and factual representations and warranties made by the Company to the Investor in any prior agreements pursuant to which the Exchange Securities were originally issued are accurate and complete in all material respects as of the date hereof, unless as of a specific date therein in which case they shall be accurate as of such date (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect (as defined in such agreements), in all respects).

(i)                  No Commission Paid. Neither the Company nor any of its Affiliates nor any person acting on behalf of or for the benefit of any of the foregoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder) for soliciting the Exchange.

6.                   Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

(a)                 Authorization. The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

(b)                 Accredited Investor Status; Investment Experience. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Investor can bear the economic risk of its investment in the Exchange Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Exchange Securities.

(c)                 Reliance on Exemptions. The Investor understands that the Exchange Securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Exchange Securities.

(d)                 Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and issuance of the Exchange Securities which have been requested by the Investor. The Investor has had the opportunity to review the Company's filings with the Securities and Exchange Commission. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Exchange Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Exchange Securities. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Exchange Securities and the transactions contemplated by this Agreement. The Investor has reviewed the schedules attached hereto.

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(e)                 No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Exchange Securities.

(f)                  Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Investor of this Agreement and each Transaction Document to which the Investor is a party and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Investor, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

(g)                 Bring-Down of Representations and Warranties. All legal and factual representations and warranties made by the Investor to the Company in any prior agreements pursuant to which the Exchange Securities were originally issued are accurate and complete in all material respects as of the date hereof, unless as of a specific date therein in which case they shall be accurate as of such date (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect (as defined in such agreements), in all respects).

(h)                 Restricted Securities. The Investor understands that: (i) the issuance, sale and resale of the Exchange Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Investor, in form and substance reasonably acceptable to the Company, to the effect that such Exchange Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Company with reasonable assurance that such Exchange Securities are being sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of the Exchange Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Exchange Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder.

(i)                  Legend. The Investor understands that the Exchange Securities shall be issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Exchange Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE INVESTOR (IF REQUESTED BY THE COMPANY), IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(j)                  Removal of Legends. Certificates evidencing the Exchange Securities shall not be required to contain the legend set forth in Section 6.(i) above or any other legend (i) while a registration statement covering the resale of such Exchange Securities is effective under the Securities Act, (ii) following any sale of such Exchange Securities pursuant to Rule 144 (as defined herein) (assuming the transferor is not an affiliate of the Company), (iii) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Investor provides the Company with an opinion of counsel to the Investor, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Exchange Securities may be made without registration under the applicable requirements of the Securities Act or (iv) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) business days following the delivery by the Investor to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Exchange Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Investor as may be required above in this Section 6(j), as directed by the Investor, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of shares of Common Stock to which the Investor shall be entitled to the Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Investor, a certificate representing such Exchange Securities that is free from all restrictive and other legends, registered in the name of the Investor or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Exchange Securities or the removal of any legends with respect to any Exchange Securities in accordance herewith, including, but not limited to, fees for the opinions of counsel rendered to the transfer agent in connection with the removal of any legends.

7.                   Additional Covenants.

(a)                 Tacking. Subject to the truth and accuracy of the Investor’s representations set forth in Section 6 of this Agreement, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Exchange Securities issued in exchange for the Existing Securities will tack back to the original issue dates of each of the Existing Securities pursuant to Rule 144 and the Company agrees not to take a position to the contrary.

(b)                 Blue Sky. The Company shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

(c)                 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

8.                   Miscellaneous.

(a)                 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors, and assigns, or transferees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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(b)                 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c)                 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(d)                 Notices.

Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by email, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:	Pareteum Corporation
1185 Avenue of the Americas, 37th Floor
New York, NY 10036
Attention: Corporate Secretary

With a copy to, which shall not constitute notice:	Stephen E. Older, Esq. McGuireWoods LLP 1251 Avenue of the Americas, 20th Floor New York, NY 10020 Email: solder@mcguirewoods.com

If to Investor, to the address set forth on the signature page of the Investor.

(e)                 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Investor and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

(f)                  Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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(g)                 Entire Agreement. This Agreement represents the entire agreement and understanding between the parties concerning the Exchange and the other matters described herein and therein and supersede and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

(h)                 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i)                  Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

(j)                  No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(k)                 Survival. The representations, warranties and covenants of the Company and the Investor contained herein shall survive all Closings and deliveries of the Exchange Securities.

(l)                  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(m)               No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

PARETEUM CORPORATION, INC.

By:

Name:

Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

By:

Name:

Title:

Address:

[Signature Page to Exchange Agreement]

Schedule A

No. of Preferred C Shares	Stated Value	Original purchase price	Annual Dividend (8%)	Redemption Premium (12.5%)

Disclosure Schedule

Schedule 3(e)

Consent of The Nasdaq Stock Market LLC

Disclosure Schedule